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                                                                      EXHIBIT 21


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Name*                                                                  Incorporation
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
                                                                        State of:

ACTION CONTRACT SERVICES, INC.                                          Delaware
ATNAM, INC. (81.9%)                                                     Delaware
BROOKFIELD CORPORATION                                                  Ohio
C.A. TURNER CONSTRUCTION COMPANY                                        Delaware
C.A. TURNER MAINTENANCE, INC.                                           Texas
CAMBRIDGE CONSTRUCTION SERVICE CORP.                                    Nevada
CANADIAN ENERGY SERVICES LIMITED                                        British Columbia
CHEMPOWER, INC.                                                          Ohio
CONTROLLED POWER LIMITED PARTNERSHIP                                    Illinois
ECO SYSTEMS, INC.                                                       Delaware
GIBCA SEPARATION & RECOVERY SYSTEMS, L.L.C. INC. (49%)                  United Arab Emirates
GLOBAL POWER COMPANY                                                    Ohio
H.E. CO. SERVICES, INC.                                                 Texas
IDS INTEGRATED DESIGN SERVICES, INC.                                    Texas
INDUSTRA ENGINEERS & CONSULTANTS, INC.                                  British Columbia
INDUSTRA SERVICE CORP.                                                  Washington
INDUSTRA SERVICE CORPORATION                                            British Columbia
INDUSTRA THERMAL SERVICE CORP.                                          Washington
INDUSTRA THERMAL SERVICE CORPORATION                                    British Columbia
INDUSTRA, INC.                                                          Washington
LAKE CHARLES CONSTRUCTION CORPORATION                                   Louisiana
MIDATLANTIC RECYCLING TECHNOLOGIES, INC.                                Delaware
MM INDUSTRA LIMITED                                                     Nova Scotia
NUCON LTD.                                                              Alberta
NUS, INC.                                                               Washington
P.W. STEPHENS CONTRACTORS , INC. (81.9%)                                Missouri
P.W. STEPHENS RESIDENTIAL, INC. (81.9%)                                 California
P.W. STEPHENS SERVICES, INC. (81.9%)                                    Missouri
SEPARATION & RECOVERY SYSTEMS, (PTY) LTD.IMITED (50%)                   South Africa
SEPARATION AND RECOVERY SYSTEMS LIMITED, LTD.                           United Kingdom
SEPARATION AND RECOVERY SYSTEMS RECUPERTEC, INC. (50%)                  British Virgin Islands
SEPARATION AND RECOVERY SYSTEMS, CALIFORNIA INC.                        U.S. Virgin Islands
SEPARATION AND RECOVERY SYSTEMS, INC.                                   Nevada
SOUTHWICK CORPORATION                                                   Ohio
SPECIALTY MANAGEMENT GROUP, INC.                                        Texas
SRS-ECO LTD. (50%)                                                      British Virgin Islands
THE TURNER GROUP, INC.                                                  Delaware
UNITED ECO SYSTEMS, INC.                                                Delaware
U.S. INDUSTRIAL SERVICES, INC. (81.9%)                                  Delaware
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*All subsidiaries are 100% owned, except where otherwise indicated.